                                                       -------------------------
                                                         Lease Number: 9802002
                                                       -------------------------

ALLIANCE LEASING                              IN CONJUNCTION WITH JOINT VENTURE
750 B Street
Suite 1450
San Diego, CA 92101                          Withrow, Mary Ellen

LESSEE:   TechnoVision Communications, Inc.

--------------------------------------------------------------------------------
QUANTITY       DESCRIPTION:   Model Number, Catalog Number, Serial Number, etc.

                              SEE ATTACHED ADDENDUM "A"
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

SCHEDULE OF PAYMENTS DURING ORIGINAL TERM OF LEASE          ADVANCE RENTALS PAYABLE AT THE SIGNING OF LEASE
NUMBER OF MONTHS         MONTHLY PAYMENT                    REPRESENTING A SECURITY DEPOSIT
      27                 $2,907.80                          $8,873.40 (FIRST AND LAST TWO PAYMENTS PLUS
                                                            DOCUMENTATION FEES)

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 TERMS AND CONDITIONS
--------------------------------------------------------------------------------

1. LEASE: TERM: RENTAL: Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the equipment described above (hereniafter, with all replacement parts, repairs, additions and accessories incorporated therein and/or affixed thereto, referred to as the "Equipment"), on terms and conditions set forth above and below and continued on the following pages attached hereto; for the term indicated above, commencing on the date (the "Commencement Date") that the Equipment is accepted by the Lessee, and continuing thereafter until terminated as provided for herein. Unless otherwise provided herein, the monthly payments shall be payable on the corresponding day of each month thereafter, in the amount stated above, until the total rent and all other obligations of Lessee shall have been paid in full. All payments of rent shall be made to Lessor at its address or at such other place as Lessor may designate in writing. Lessee hereby authorizes Lessor to insert in this Lease the serial numbers and other identification data of the equipment when determined by Lessor. THIS IS A NON-CANCELABLE LEASE FOR THE TERM INDICATED ABOVE.

2. PURCHASE AND ACCEPTANCE: NO WARRANTIES. Lessee requests Lessor to purchase the Equipment from the Vendor and arrange for delivery to Lessee at Lessee's expense. Lessor shall have no responsibility for delay or failure of Vendor to fill the order for the Equipment. THE LESSEE REPRESENTS THAT LESSEE HAS SELECTED THE EQUIPMENT LEASED HEREUNDER PRIOR TO HAVING REQUESTED THE LESSOR TO PURCHASE THE SAME FOR LEASING TO THE LESSEE, AND LESSEE AGREES THAT THE LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE.

Signature      By: /s/ John L. McDonald
                  -------------------------------------
Lessor:        ALLIANCE LEASING
Date:          2/24/98
               ----------------------------------------

DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE SUITABILITY OF SUCH EQUIPMENT, ITS DURABILITY, ITS FITNESS FOR ANY PARTICULAR PURPOSE, ITS MERCHANTABILITY, ITS CONDITION AND/OR ITS QUALITY AND AS BETWEEN LESSEE AND LESSOR, AND LESSOR'S ASSIGNEE. LESSEE LEASES THE EQUIPMENT "AS IS". LESSOR AND LESSOR'S ASSIGNEE SHALL NOT BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY ANY EQUIPMENT LEASED HEREUNDER OF THE USE OR MAINTENANCE THEREOF, OR THE FAILURE OF OPERATION THEREOF, OR THE REPAIRS, SERVICE OR ADJUSTMENT THERETO, OR BY ANY DELAY OR FAILURE TO PROVIDE ANY THEREOF, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF, OR THE USE THEREOF IN VIOLATION OF THE RIGHTS OF ANY PARTY WHOMSOEVER, OR FOR ANY LOSS OF BUSINESS OR DAMAGE WHATSOEVER AND HOWEVER CAUSED NO REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE VENDOR SHALL BE BINDING ON THE LESSOR OR LESSOR'S ASSIGNS NOR SHALL THE BREACH OF SUCH RELIEVE LESSEE OF, OR IN ANY WAY AFFECT, ANY OF LESSEE'S OBLIGATIONS TO THE LESSOR OR LESSOR'S ASSIGNS AS SET FORTH HEREIN. LESSOR AND LESSOR'S ASSIGNS DISCLAIM AND SHALL NOT BE RESPONSIBLE FOR ANY LOSS, DAMAGE OR INJURY TO PERSONS OR PROPERTY CAUSED BY THE EQUIPMENT WHETHER ARISING THROUGH NEGLIGENCE OF LESSEE OR IMPOSED BY LAW.

Signature      By: /s/ David Fann
                  -------------------------------------
Lessee:        TECHNOVISION COMMUNICATIONS
Date:          2/23/98
               ----------------------------------------


                            Symphony Towers, 750 B Street
                                     Suite 1450
                                San Diego, CA 92101
                             619.234.1381 Fax 234.1993
                  Toll Free 888.448.8726, e-mail Alleasing@aol.com
                                     Page 1 of

--------------------------------------------------------------------------------
GUARANTY
--------------------------------------------------------------------------------

To induce Lessor to enter into the Lease proposed hereon the undersigned (jointly and severally, if more than one) unconditionally gurantees to Lessor the prompt payment when due of all Lessee's obligations to Lessor under the Lease. Lessor shall not be required to proceed against Lessee or the Equipment, or to enforce any other remedies before proceeding against the undersigned. The undersigned agrees to pay all attorney's fees and other expenses incurred by Lessor by reason of default by the Lessee or the undersigned. The undersigned waives notice of acceptance hereof and of all other notices or demands of any kind to which the undersigned may be entitled. the undersigned consents to any extensions or modifications of the lease and any indulgences granted to Lessee, including, but not limited to, the release and/or compromise of any obligations under any collateral for the lease. This is a continuing guaranty and shall not be discharged or affected by death of the undersigned, shall bind the undersigned and the heirs, administrators, representatives, successors and assigns of the undersigned, and may be enforced by or for the benefit of Lessor or any assigns or successor of Lessor. This guaranty is subject to the terms and condition contained in Section 17 through 22, inclusive of the Lease, al of which are incorporated herein.

Signature      By: /s/ David Fann, President/CEO
                  -------------------------------------
For:           TECHNOVISION COMMUNICATIONS, INC.
Date:          2/23/98
               ----------------------------------------
Address:
          ---------------------------------------------
-------------------------------------------------------
-------------------------------------------------------

--------------------------------------------------------------------------------
CERTIFICATE OF ACKNOWLEDGMENT AND ACCEPTANCE OF LEASED EQUIPMENT
--------------------------------------------------------------------------------

Lessee hereby acknowledges receipt of the Equipment described in its Lease with Lessor (the "Equipment') and accepts the Equipment after full inspection thereof as satisfactory for all purposes of the lease.

Signature      /s/ David Fann
               ----------------------------------------
Title:         President/CEO
               ----------------------------------------
Delivery Date:
               ----------------------------------------

IMPORTANT: Vendor and its representatives are not agents of Lessor. Neither Vendor nor its representatives can waive, vary or alter any of the terms and conditions of this Lease. Lessor does not warrant merchantability or fitness for any particular use of equipment and disclaims any other warranty, express, implied or statutory. Lease payments will be due despite dissatisfaction with Equipment for any reason. If the Equipment is not properly installed, does not operate as represented or warranted by Vendor or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the Vendor and hereby waives and releases any and all rights to now or hereafter assert any claim against Lessor concerning the Equipment and shall nevertheless pay Lessor all rent payable under this Lease. Lessor agrees to assign to Lessee; solely for the purpose of making and prosecuting such claims, any rights it may have against the Vendor for breach of warranty or representations respecting the Equipment. Notwithstanding any fees that may be paid to Vendor or any agent of Vendor, Lessee understands and agrees that neither the Vendor nor any agent of the Lender is an agent of Lessor and that neither the Vendor nor any agent of the Vendor is an agent of Lessor and that neither the Vendor nor his agent is authorized to waive or alter any term or condition of this Lease.

3. LESSOR TERMINATION BEFORE EQUIPMENT ACCEPTANCE. If within 60 days from the date Lessor orders the Equipment, same has not been delivered, installed and accepted by Lessee (in a form satisfactory to Lessor) Lessor may , on 10 days written notice, terminate this Lease and its obligations to Lessee.

4. TITLE. Lessor shall at all times retain title to the Equipment. All documents of title and evidence of delivery shall be delivered to Lessor.
Lessee shall no change or remove any insignia or lettering which is on the Equipment at the time of delivery thereof, or which is thereafter placed thereon, indicating Lessor's ownership thereof; and at any time during the Lease term, upon request by Lessor. Lessee shall affix to the Equipment in a prominent place, labels, plates or other markings supplied by Lessor stating that the Equipment is owned by Lessor. Lessor is hereby authorized by Lessee, at Lessee's expense, to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code Financing Statements to be titled or accredited and refiled and re-recorded. Lessee agrees to execute an d deliver any statement or instrument requested by Lessor for such purpose and agrees to pay or reimburse Lessor for any filing, recording or stamp fees or taxes arising from the filing or recording of any such instrument or statement. Lessee shall, at its expense, protect and defend Lessor's title at all times keeping the Equipment free from all liens and claims whatsoever except for those created by or arising through Lessor, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby. Lessee shall execute and deliver to Lessor, upon Lessor's request, such further instruments and assurances as Lessor deems necessary or advisable for the confirmation of perfection of Lessor's rights hereunder, and to, any Uniform Commercial Code Financing Statement(s) without Lessee's signature and, if the signature of Lessee is required thereon, Lessees irrevocably appoints Lessor as Lessee's Attorney-in-Fact to execute and file any such statement or other instrument in the name of and on behalf of Lessee. Unless otherwise agreed in writing, Lessee shall have no right to purchase or otherwise acquire title to or ownership of any of the Equipment without modifying or limiting the foregoing. or derogating from the intention of the parties that the transactions herein shall constitute a Lease and not a Financing of the Equipment by Lessor, if any court or competent jurisdiction shall hold that the transaction contemplated herein does constitute a financing and not a lease of the Equipment by Lessor, then Lessor, its first lien security in the Equipment as of the date hereof shall have all rights and remedies of a secured party under the Uniform Commercial Code as adopted in California and any other applicable jurisdiction.

5. CARE AND USE OF THE EQUIPMENT Lessee shall maintain the Equipment in good operating condition, repair and appearance, and protect the same from deterioration, other than normal wear and tear, shall use the Equipment in the regular course of business only, within its normal capacity without abuse and in a manner contemplated by the Vendor, shall comply with the laws, ordinances, regulations, requirements and rules with respect to use, maintenance, and operation of the Equipment, shall not make any modifications, alterations, or additions to the Equipment (other than normal operating accessories or controls which shall, when added to the Equipment become property of the Lessor) without prior written consent of Lessor, which shall not be unreasonably withheld, shall) not so affix the Equipment to realty as to change its nature to real property or fixture, and agrees that the Equipment shall remain the personal property at all times regardless of how attached or installed; shall keep the Equipment at the location shown herein and shall not remove the Equipment without the written consent of Lessor which shall not be unreasonably withheld. Lessor shall have the right during normal business hours, upon reasonable prior notice to the Lessee and subject to applicable laws and regulations, to enter upon the premises where the Equipment is located in order to inspect, observe or remove the Equipment, or otherwise protect Lessor's interest.


                           Symphony Towers, 750 B Street
                                     Suite 1450
                                San Diego, CA 92101
                             619.234.1381 Fax 234.1993
                  Toll Free 888.448.8726, e-mail Alleasing@aol.com
                                     Page 2 of

6. NET LEASE: TAXES. Lessee intends the rental payments hereunder to be net to Lessor, and Lessee shall pay all sales, use, exercise, personal property, stamp, documentary, ad valorem and other taxes, license and registration fees. fines, penalties and other charges imposed on the ownership, possession or use of the Equipment during the term of this Lease; shall pay all taxes (except Federal and State net income taxes imposed on Lessor) with respect to this Lease and the rental payments hereunder, and shall reimburse Lessor upon demand for any taxes paid or advanced by Lessor. Lessee shall file all returns required by law or Lessor and furnish copies to lessor.

7. INDEMNITY. Lessee shall and does hereby agree to indemnify and save Lessor, its agents, servants, successors and assigns harmless against and from any and all liability, damages, or loss, including reasonable counsel fees, arising out of the ownership, selection, possession, leasing, renting, operation (regardless of where, how and by whom operated), control, use condition (including, but not limited to, latent and other defect, whether or not discovered by Lessee), maintenance, delivery and return of the equipment. The indemnities and obligations herein provided shall continue in full force and effect notwithstanding termination of this Lease.

8. INSURANCE. Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever, in amounts determined by lessor.
The amount of such insurance shall be sufficient so that neither the Lessor nor lessee will be considered a co-insurer. Lessee also shall carry public liability insurance, personal injury and property damage, covering the Equipment. All such insurance shall provide that losses, if any, shall be payable to Lessor, and all such liability insurance shall include Lessor as named insured and required that the insure give Lessor at least ten (10) days written notice prior to cancellation thereof. Lessee shall pay the premiums for such insurance and deliver to Lessor satisfactory evidence of the insurance coverage required hereunder. The proceeds of such insurance payable as a result of loss or damage to any item of the Equipment shall be applied to satisfy Lessee's obligations as set forth in Paragraph 9 below. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy.

  9. RISK OF LOSS. Lessee hereby assumes the entire risk of loss, damage or destruction of the Equipment from any and every cause whatsoever during the term of this Lease and thereafter until redelivery to Lessor. In the event of loss, damage or destruction of any item of Equipment, Lessee at its expense (except to the extent of any proceeds of insurance provided by Lessee which shall have been received by Lessor as a result of such loss, damage or destruction), and at Lessor's option, shall either (a) repair such item, returning to its previous condition, unless damaged beyond repair, or (b) pay Lessor all unpaid rental plus 10% of the original Equipment cost as may be allocated to such item, or (c) replace such items with a like items acceptable to Lessor, in good condition and of equivalent value, which shall become property of Lessor, included within the term "Equipment" as used herein, and leased from Lessor herewith for the balance of the full term of this Lease.

10. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATION. In the event Lessee fails to comply with any provision of this Lease, Lessor shall have the right, but shall not be obligated to effect such compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, all moneys, expended by, and all expenses of Lessor in effecting such compliance shall be deemed to be additional rental, and shall be paid by Lessee at the time of the next monthly payment of rent.

11. DEFAULT. If any one of the following events (each an "event of default") shall occur, then to the extent permitted by applicable law, Lessor shall have the right to exercise any one or more of the remedies set forth in paragraph 12 below, (a) Lessee fails to pay nay rental or any other payment hereunder when due, and such failure continues for five (5) days, or (b) Lessee, or any guarantor becomes insolvent or makes assignment for the benefit of creditors, or (c) a receiver, trustee, conservator or liquidator of Lessee or any guarantor or of all or a substantial part of its assets is appointed with or without the application or consent of Lessee or such guarantor, or (d )a petition is filed by or against Lessee or any guarantor under the Bankruptcy Code or any amendment thereto, or under any of the insolvency law or laws providing of the relief of debtors, or (e) Lessee fails to pay when due an obligation to Lessor arising independently of this Lease and such failure continues for five (5) days, or (f) Lessee breaches any other covenant, warranty or agreement hereunder, and such breach continues for ten (10) days after written notice thereof.

12.  REMEDIES.  If an event of default shall occur as described in subparagraphs
(a) through (e) in Paragraph 11 hereinabove. Lessor may, at its option, at any time (a) declare the entire amount of unpaid rental for the balance of the term of this Lease plus 10% of the Equipment cost immediately due and payable, whereupon Lessee shall become obligated to pay Lessor forthwith such amount, and
(b) without demand or legal process enter into the premises where the Equipment may be found and take possession of and remove the Equipment, without liability for such retaking. Lessor shall sell or otherwise dispose of any such Equipment at a private or public sale. In the event Lessor takes possession of the Equipment, Lessor shall give Lessee credit for any such sums received by Lessor from the sale or rental of the Equipment after deduction of the expenses of the sale or rental. Lessee shall also be liable for and shall pay to Lessor (a) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all collection expenses, all expenses of repossessing, storing, shipping, repairing and selling the Equipment, and (b) reasonable attorney's fees and court costs, Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired lease term and owing to such difficulty agree that the provisions of this paragraph represent an agreed measure of damages and are not to be deemed a forfeiture or penalty.

     All remedies of lessor hereunder are cumulative, are in addition to any other remedies provide for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right to remedy shall operate as a waiver thereof to modify the terms of this Lease.

13. LATE CHARGES. Whenever any payment is not made by Lessee in full when due hereunder, Lessee agreed to pay to Lessor, not later than one (1) month thereafter, an amount equal to 10% of the full schedule payment but only to the extent allowed by law. Such amount shall be payable in addition to all other amounts payable by Lessee as a result or exercise of any of the remedies herein provided.

14. ASSIGNMENT: NOTICE OF INTENDED ASSIGNMENT. Lessor may, without consent, assign or transfer this Lease or any equipment, rent or other sums due or to become due hereunder, an din such event Lessor's assignee or transferee shall have thee rights, powers, privileges and remedies of lessor hereunder. Lessee hereby acknowledges notice of Lessor's intended assignment of Lessor's interest in this Lease, and upon such assignment Lessee agrees not to assert, as against Lessor's assignee, any defense, setoff, recoupment, claim or counterclaim, that it may have against Lessor whether arising under this Lease transaction or otherwise. LESSEE SHALL NOT ASSIGN THIS LEASE OR THE EQUIPMENT COVERED HEREBY WITHOUT LESSOR'S PRIOR WRITTEN CONSENT AND IF LESSOR SHALL PERMIT ANY SUCH ASSIGNMENT BY LESSEE'S OBLIGATIONS HEREUNDER IN WRITING IN FORM AND SUBSTANCE SATISFACTORY TO LESSOR, BUT NO SUCH ASSIGNMENT SHALL RELEASE LESSEE FROM ANY OF LESSEE'S OBLIGATIONS HEREUNDER.

15. RETURN OF PROPERTY. Upon termination or expiration of this Lease, or any extension thereof, the lessee shall forthwith deliver, freight prepaid, the equipment to Lessor, at an address designated by Lessor, complete and in good working order and condition, reasonable wear and tear alone excepted. The Lessee shall also pay to Lessor such sums as may be necessary to cover replacement for all damaged, broken or missing parts of the Equipment. If upon such termination or expiration the lessee does not immediately return the Equipment to the Lessor, the Equipment shall continue


                           Symphony Towers, 750 B Street
                                     Suite 1450
                                San Diego, CA 92101
                             619.234.1381 Fax 234.1993
                  Toll Free 888.448.8726, e-mail Alleasing@aol.com
                                     Page 3 of
to be held and leased hereunder and this Lease shall thereupon be extended indefinitely as to term at the same monthly rental, subject to the right of either the Lessee or the Lessor to terminate the Lease upon thirty (30) days written notice, whereupon the Lessee shall forthwith deliver the Equipment to the Lessor as set forth in this paragraph.

16. EFFECTIVE DATE. This Lease shall become valid when executed and accepted by Lessor, notice of Lessor's acceptance of this Lease being hereby waived by Lessee.

17. GOVERNING LAW. As used in this paragraph 17, "Applicable Jurisdiction" means the state, as the same may change from time to time, where the holder of the lessor's interest in this Lease maintains its principal office responsible for administrating this Lease. This Lease and any guaranty hereof shall be interpreted and construed in accordance with, and governed by, the laws of the Applicable Jurisdiction applicable to Lease and guaranty agreements, respectively, made and to be fully performed in the Applicable Jurisdiction.

18. CHOICE FOR FORUM FOR RESOLUTION OF DISPUTES. As used in this paragraph 18 "Applicable Jurisdiction" means the country within the state, as the same may change from time to time, where the holder of Lessor's interest in this Lease maintains its principal office responsible for administrating this Lease. All actions, proceedings, or litigation brought by Lessor or Lessee or any guarantor shall be instituted and prosecuted in the Applicable Jurisdiction. The parties acknowledge their agreement that the state courts sitting in the Applicable Jurisdiction shall be exclusive forum for all actions, proceedings or litigation between or among the parties, notwithstanding that other courts may have jurisdiction over the parties and the subject matter.

19. WAIVER OF JURY TRIAL, LESSEE AND ANY GUARANTOR WAIVE, INSOFAR AS PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTION, PROCEEDINGS OR LITIGATION BETWEEN OR AMONG LESSOR, LESSEE OR ANY GUARANTOR.

20. NO SUBROGATION. Lessee, Lessor and any guarantor agree that no guarantor shall have the right of subrogation to any right of Lessor in the Equipment or this lease or against the Lessee, and that any such right of subrogation that may exist, as well as any right of indemnity against Lessee for any obligation which may be performed by guarantor until all such obligations to Lessor are paid and satisfied in full.

21. SURVIVAL OF GUARANTY OBLIGATIONS. All obligations of guarantor shall remain enforceable notwithstanding that this Lease, or any obligations performed or to be performed hereunder, may b void or voidable as against Lessee or any of Lessee's creditors, including, but not limited to, a trustee in bankruptcy, by reason of any fact or circumstance.

22. MISCELLANEOUS. This Lease contains the entire agreement between the parties and may not be altered, amended, modified, terminated or otherwise changed except by a writing signed by an executive officer of the Lessor.
Lessor and Lessee intend this to be a valid and subsisting document and agree that no provision of this Lease which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Lease, all of which shall remain in full force and effect. Any notice intend to be served hereunder shall be deemed sufficiently sent if sent by regular mail, postage prepaid, addressed to the party at the addresses contained hereon. This Lease shall be binding upon the parties, their successors, legal representatives and assigns.

--------------------------------------------------------------------------------
EARLY RELEASE CLAUSE
--------------------------------------------------------------------------------

LESSEE SHALL HAVE THE RIGHT TO PETITION FOR AN EARLY RELEASE FROM THE LEASE CONTRACT, OR RENEGOTIATE THE LEASE CONTRACT AFTER SIX (6) MONTHS HAVE LAPSED ON THE LEASE CONTRACT. ALLIANCE LEASING COMPANY WILL CONSIDER THE PETITION IF (a) ALL PAYMENTS HAVE BEEN MADE IN A TIMELY MANNER; (b) IF CURRENT FINANCIAL CONDITION OF THE LESSEE WARRANTS TERMINATION OR CHANGE; (c) IF CREDIT OF GUARANTOR HAS NOT BEEN ADVERSELY AFFECTED; AND (d) UPON CONSIDERATION OF OTHER COMMERCIALLY REASONABLE FACTORS. LEASING COMPANY WILL NOT UNREASONABLY WITHHOLD SUCH EARLY RELEASE.


                           Symphony Towers, 750 B Street
                                     Suite 1450
                                San Diego, CA 92101
                             619.234.1381 Fax 234.1993
                  Toll Free 888.448.8726, e-mail Alleasing@aol.com
                                     Page 4 of

                                     ADDENDUM "A"



Equipment List for: TECHNOVISION COMMUNICATIONS, INC.
                    225 BROADWAY STREET, SUITE 1600
                    SAN DIEGO, CA 92101



------------------------------------------------------------------------------------------------------------------------------
  QUANTITY         ITEM NO.                               DESCRIPTION                             PRICE             EXTENDED
                                                                                                                      PRICE
------------------------------------------------------------------------------------------------------------------------------
      6          M2BP166M32H2      Double Width Processor Module                                  2,955.00          17,730.00
------------------------------------------------------------------------------------------------------------------------------
      2            CS-8800         System 8000 Enclosure                                          2,295.00           4,590.00
------------------------------------------------------------------------------------------------------------------------------
      1             PSSS-4         System 8000 Peripheral Sharing Switch                          1,275.00           1,275.00
------------------------------------------------------------------------------------------------------------------------------
      2             TSU-LT         Adtran #1202060L1                                                630.00           1,275.00
------------------------------------------------------------------------------------------------------------------------------
     12             PN200          Sphere Com pSI 25 MB ATM NTC                                     395.00           4,740.00
------------------------------------------------------------------------------------------------------------------------------
     28             SCL1.1         Sphereical Licenses                                              285.00           7,980.00
------------------------------------------------------------------------------------------------------------------------------
      2             PB800          Sphere Com 8 Port Phone Hub                                    2,100.00           4,200.00
------------------------------------------------------------------------------------------------------------------------------
      1             CH1600         Sphere Com 16 Prot POTS                                        4,125.00           4,125.00
------------------------------------------------------------------------------------------------------------------------------
      1             VM3200         ATML Dual OC3 Card                                             1,980.00           1,980.00
------------------------------------------------------------------------------------------------------------------------------
     18           NTIU/220TC       Tone Commander                                                   200.00           3,600.00
------------------------------------------------------------------------------------------------------------------------------
      2            NTI-220         Rack                                                             595.00           1,190.00
------------------------------------------------------------------------------------------------------------------------------
      2            41600-i         Levitron RJ11                                                     55.29             110.58
------------------------------------------------------------------------------------------------------------------------------
     100             Plug          8 Cond.                                                            0.35              35.00
------------------------------------------------------------------------------------------------------------------------------
     20             Cables         AT607                                                              1.10              22.00
------------------------------------------------------------------------------------------------------------------------------
                                                                              SALE AMOUNT                           52,837.58
------------------------------------------------------------------------------------------------------------------------------
                                                                                  FREIGHT                              455.00
------------------------------------------------------------------------------------------------------------------------------
                                                                                SALES TAX                            4,094.92
------------------------------------------------------------------------------------------------------------------------------
                                                                                    LABOR                            4,612.50
                                                                                                                     --------
                                                                                                                     --------
------------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL AMOUNT                           62,000.00
------------------------------------------------------------------------------------------------------------------------------


SIGNATURE: /S/ DAVID FANN                                        DATE: 3/3/98
          ------------------------------------------------------      ----------
TECHNOVISION COMMUNICATIONS, INC.

                                                            ALLIANCE LEASING

                                  OPTION TO PURCHASE

                               ADDENDUM TO LEASE NUMBER

Provided this lease has not been earlier terminated, and Lessee has faithfully performed all Terms and Conditions thereunder including payment of all rents and other sums when due, and Lessee is not then in default, Lessee shall have the Option to Purchase at termination, the entire property covered by this Lease, in an "as is, where is" condition, for the price of $6,200.00 which shall be deemed to be its Fair Market Value at the termination of this Lease.

In the event that this Lease is paid off in full prior to the termination of the original Lease Term, this Option to Purchase may be exercised by Lessee at the time of the pay off in order to purchase all of the property covered by this Lease, in an "as is, whereis" condition, for the price of $6,200.00 which shall
be deemed to be its Fair Market Value at the time of the pay off.   In the event
of a pay off in which the Option to Purchase is not exercised, all of the covered property shall be returned to Lessor, freight prepaid, per terms of the Lease, as of the pay off date.

Unless the Lease is earlier terminated or paid off in full, this Option to Purchase shall be exercised by notifying Lessor of Lessee's election to purchase said Equipment in writing, not less than sixty (60) days prior to the expiration of the Original Lease Term, and by making payment to Lessor of the full option price for said property, plus applicable taxes, in cash at the time of said election. In the event of a pay off, in full, prior to the expiration of the Original Lease Term, this Option to Purchase may be exercised by notifying Lessor of Lessee's election to purchase the covered property in writing, not less than fifteen (15) days prior to the pay off of the lease and by making payment to Lessor of the full option price for such property, plus applicable taxes, in cash at the time of said pay off.

This addendum shall supersede any language to the contrary contained in any other documents relating to this Commercial Equipment Lease.

LESSEE: TECHNOVISION COMMUNICATIONS          LESSOR:   ALLIANCE LEASING
BY:                                          BY:
   --------------------------------             -------------------------------
TITLE:                                       TITLE:
      -----------------------------                ----------------------------
DATED:                                       DATED:
      -----------------------------                ----------------------------

                           Symphony Towers, 750 B Street
                                     Suite 1450
                                San Diego, CA 92101
                             619.234.1381 Fax 234.1993
                  Toll Free 888.448.8726, e-mail Alleasing@aol.com

                                INSURANCE VERIFICATION


TO:  Alliance Leasing
     750 B Street, Suite 1450
     San Diego, CA 92101



                                                               November    ,1998

Gentleman:

This is to confirm that the equipment leased under Equipment Lease Number 9802002 is or will be covered as required in the lease document for property damage coverage as against fire with extended coverage, vandalism, malicious mischief, theft, and other such risks as well as public liability insurance.

ALLIANCE LEASING, and JOINT VENTURER are to be named as LOSS PAYEES on the property coverage and as the ADDITIONALLY INSURED on the liability coverage.


     Policy Number            #GC50703
                         -----------------------------------

     Insurance Company        GREAT DIVIDE INSURANCE CO.
                         -----------------------------------

     Agent Name               MARVIN GILBERT
                         -----------------------------------

     Address:                 NORTH COUNTY INSURANCE
                         -----------------------------------
                              350 E.  GRAND AVENUE
                         -----------------------------------
                              ESCONDIDO, CA 92025
                         -----------------------------------

     Phone Number:            (760) 745-9511 X1131
                         -----------------------------------



Sincerely,

Lessee:   TECHNOVISION COMMUNICATIONS, INC.

By:       /s/ David Fann
          --------------------------------------------------


                           Symphony Towers, 750 B Street
                                     Suite 1450
                                San Diego, CA 92101
                             619.234.1381 Fax 234.1993
                  Toll Free 888.448.8726, e-mail Alleasing@aol.com
                                    Page 7 of 7